UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) January 28, 2005

                        Commission File Number 000-33215

                                EMPS CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                NEVADA                                     87-0617371
   --------------------------------            --------------------------------
   (State or other jurisdiction of             (I.R.S. Employer Identification
    incorporation or organization)                          Number)

              2319 Foothill Blvd., Suite 250, Salt Lake City, Utah
              -----------------------------------------------------
                    (Address of principal executive offices)

                                      84109
                                   ----------
                                   (Zip Code)

                                 (801) 746-3700
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities

         The Company has concluded a private placement of its unregistered common stock for cash. The amendment amends and updates the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on February 2, 2005. Between January 26, 2005, and March 11, 2005, the Company has made the following sales of its unregistered common stock for cash:


    Number of Shares          Price per Share          Exemption Relied Upon
    ----------------          ---------------          ---------------------

       5,470,013                   $3.00                   Regulation S
       2,188,433                   $3.00                   Regulation D


         Proceeds to the Company following deduction of placement agent fees of $1,103,767, was $21,826,572. At the closing of the private offering, the Company also issued a warrant to the placement agent to purchase restricted common stock of the Company equal to 10% of the total shares sold or 765,845 shares. The exercise price of the warrant is $3.00 per share. The warrant is immediately exercisable and will expire on September 15, 2006. The placement agent is not an officer, director or greater than 10% shareholder of the Company. None of the fees to be paid or warrants to be granted to the placement agent will either directly or indirectly be paid to any officer, director or greater than 10% shareholder of the Company.

         As set forth above, the shares were issued without registration under the Securities Act of 1933 in reliance upon exemptions from registration pursuant to Rule 506 of Regulation D and Regulations S of the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

         Sales Pursuant to Rule 506 of Regulation D

         No general solicitation or general advertising was made in connection with the sales of these shares. All persons purchasing shares were provided with a private placement memorandum containing all of the information specified in paragraph (b)(2) of Rule 502. The Company believes that all purchasers are purchasing for their own accounts and not with a view to distribution. The shares were sold to fewer than 35 non-accredited investors, and all shares issued in connection with the sales will be restricted stock, as defined in Rule 144(a)(3).

         Sales Pursuant to Regulation S

         All offers and sales were made to non-U.S. persons in offshore transactions. No directed selling efforts were made in the United State by the issuer, placement agent or any person acting on their behalf. The shares sold are subject to the offering restrictions set forth in Rule 903(b)(3), including a one-year distribution compliance period.

Item 7.01 Regulation FD

         On March 21, 2005, the Company issued a press release announcing that it has completed a private placement of 7,658,446 shares of its common stock raising proceeds to the Company of $21,826,572. A copy of the press release is furnished as Exhibit 99.01 to this report and incorporated herein by this reference.

Item 9.01 Exhibit and Financial Statements

         (a) Exhibits

                  99.01 Press Release of EMPS Corporation, dated March 21, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EMPS Corporation



Date: March 21, 2005                           By: /s/ Marat Cherdabayev
                                               ---------------------------------
                                               Marat Cherdabayev, Vice President

                                       3